SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 15, 2001


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                    0-26172                  58-1897792
   -------------                    -------                  ----------
  (State or other                 (Commission               (IRS Employer
   jurisdiction                    File No.)              Identification No.)
  of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5         Other Events.
               -------------

               The registrant distributed the Certificateholders Statement for the month of October 2001 to the Series 1996-1 Certificateholders on November 15, 2001.

               The registrant distributed the Certificateholders Statement for the month of October 2001 to the Series 2000-1 Certificateholders on November 15, 2001.

               The registrant distributed the Certificateholders Statement for the month of October 2001 to the Series 2000-2 Certificateholders on November 15, 2001.

                                      - 1 -


Item 7(c).     Exhibits.
               ---------

               The following is filed as an exhibit to this report under Exhibit 28:

     99.1 Series 1996-1 Certificateholders Statement for the month of October 2001.

     99.2 Series 2000-1 Certificateholders Statement for the month of October 2001.

     99.3 Series 2000-2 Certificateholders Statement for the month of October 2001.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT CITY CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Transferor and Servicer


                              By:
                                        ------------------------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board





Date: November 15, 2001

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST




                                INDEX TO EXHIBITS



Exhibit
Number         Exhibit


99.1           Series  1996-1  Certificateholders  Statement  for the  month  of
               October 2001.


99.2           Series  2000-1  Certificateholders  Statement  for the  month  of
               October 2001.


99.3           Series  2000-2  Certificateholders  Statement  for the  month  of
               October 2001.